Entergy Savings Plan VIII Termination	12 Months Ended
Dec. 31, 2025
EBP 019
EBP, Description of Plan [Line Items]
Entergy Savings Plan VIII Termination	Entergy Savings Plan VIII Termination
Although they have not expressed any intent to do so, the participating employers have the right under Entergy Savings Plan VIII to discontinue their contributions at any time and the Entergy Corporation Board of Directors (the Board) or the Talent & Compensation Committee of the Board has the right to terminate Entergy Savings Plan VIII subject to the provisions of ERISA. In the event that Entergy Savings Plan VIII is terminated, subject to conditions set forth in ERISA, Entergy Savings Plan VIII provides that all participants will be fully vested and the net assets of Entergy Savings Plan VIII will be distributed to participants in proportion to their respective vested interests in such net assets at that date.